Q4 2011 Earnings Conference Call February 2, 2012 Exhibit 99.2

Safe Harbor Statement
This slide presentation should be reviewed in conjunction with SunCoke’s Fourth Quarter 2011 earnings release and conference call held on
February 2, 2012 at 4:30 p.m. ET.
Some of the information included in this presentation contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include the information concerning SunCoke’s possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, effects resulting from our separation from Sunoco, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,”
“estimate,” “predict,” “potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors)
that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For more information concerning these factors, see SunCoke's Securities and Exchange Commission filings. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. SunCoke undertakes no obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.
Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation.
Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the
Appendix, or on our website at www.suncoke.com.
Fourth Quarter 2011 Earnings Conference Call
1

Overview
Fourth Quarter 2011 Earnings Conference Call
• Q4 2011 and Full Year 2011 missed expectations due to unfavorable impact of $12.2 million (net of income attributable to noncontrolling interests) in accounting adjustments at Indiana Harbor
• Q4 2011 Net Income attributable to shareholders of $8.0 million and
EPS of $0.12 per share
• Full Year Net Income attributable to shareholders of $60.6 million and EPS of  $0.87 per share
• Q4 2011 Adjusted EBITDA of $31.4 million and Full Year 2011
Adjusted EBITDA of $140.5 million
• Executed successful startup of Middletown in late October
• Continued strong domestic coke plant performance
• Full Year 2011 Coal Mining Adjusted EBITDA increased $28M over 2010
• Solid year end liquidity position with cash balance of $128 million and undrawn revolver
• Separation from Sunoco, Inc. completed on January 17, 2012
• Elected three new independent directors to the Board
2

Indiana Harbor Accounting Adjustments
Fourth Quarter 2011 Earnings Conference Call
3
•
Combined adjustments reduced annual incentive accrual by $1.1 million in
Corporate Segment; consolidated impact of $11.1 million in Q4 2011 and Full
Year 2011
Contract Billing Resolution
• In late January 2012,
customer questioned 2011
invoicing
• Accepted customer
interpretation; will adjust
2011 and go-forward billing
accordingly
• $7.0 million unfavorable
impact to 2011 pre-tax
earnings ($6.0 million net of
noncontrolling interests)
• Taking measures to mitigate
impact in 2012 and 2013
Inventory Adjustment
• Adjustment for coal and coke
inventory accounting
• Understated cost of goods
sold/overstated inventory in
second half 2011
• $7.3 million unfavorable
impact to 2011 pre-tax
earnings ($6.2 million net of
noncontrolling interests), of
which $3.6 million attributable
to Q3 2011
• Instituting corrective actions

Q4 2011 & Full Year 2011 Financial Results
(1) Coke Adjusted EBITDA includes Adjusted EBITDA from Jewell Coke, Other Domestic Coke, and International segments.
(2) Coal Adjusted EBITDA includes Adjusted EBITDA from Coal Mining segment.
(3) For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.
Fourth Quarter 2011 Earnings Conference Call
•
Q4 2011  Adjusted EBITDA
decreased YoY:
Q4 2010  impact of
Legal/Settlement costs
Coal Mining
profitability
Indiana Harbor
adjustments
Black Lung charge and
corporate costs
•
Full Year 2011 Adjusted
EBITDA decreased YoY:
ArcelorMittal Settlement
Standalone corporate
and relocation costs
Coal Mining profitability
4
($ in millions)
Q4 '10
2011 2010
Q4 '11 vs.
Q4 '10
2011 vs.
2010
Revenue $424.1 $317.2 $1,538.9 $1,326.5 $106.9 $212.4
Operating Income $11.7 $15.8 $67.5 $174.2 ($4.1) ($106.7)
Net Income Attributable to
Shareholders
$8.0 $18.5 $60.6 $139.2 ($10.5) ($78.6)
Earnings Per Share $0.12 $0.26 $0.87 $1.99 ($0.14) ($1.12)
Coke Adjusted EBITDA
(1)
$42.9 $46.6 $160.7 $245.0 ($3.7) ($84.3)
Coal Adjusted EBITDA
(2)
$1.7 ($7.8) $24.0 ($3.6) $9.5 $27.6
Corporate/Other ($13.2) ($4.1) ($44.2) ($14.1) ($9.1) ($30.1)
Adjusted EBITDA
(3)
$31.4 $34.7 $140.5 $227.3 ($3.3) ($86.8)
Domestic Coke Sales Volumes 1,003 912 3,770 3,638 91 132
Coal Sales Volumes 363 321 1,454 1,277 42 177
Q4 '11

Q4 2010 to Q4 2011
Adjusted EBITDA
(1)
Bridge
Adjusted EBITDA decrease reflects  Indiana Harbor adjustments, higher corporate costs and Black Lung Liability charge, offset by improved performance in Coal Mining and the absence of
ArcelorMittal legal/settlement costs
($ in millions)
Fourth Quarter 2011 Earnings Conference Call
5
$34.7
$31.4
$10.2
$12.9
($12.2)
($6.5)
($6.0)
($1.7)
Q4 2010
Adjusted
EBITDA
Indiana Harbor
Adjustments
Corporate/Other
(Relocation/
Standalone) (2)
Black Lung
Liability Charge
Coke Segments
(Jewel Coke
Other Domestic Coke/
International)(3)
Net ArcelorMittal
Settlement Impact
Coal Mining (2) (3) Q4 2011
Adjusted
EBITDA
(1)    For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.
(2)    Excludes Black Lung Liability charge
(3)    Jewell Coke includes approximately $0.2 million in favorable coal transfer impact, Coal Mining includes offsetting $0.2 million unfavorable coal transfer impact.

$44.8
$31.4
$3.8
$8.5
($12.2)
($6.0)
($3.8)
($2.9)
($0.8)
Q3 2011 to Q4 2011
Adjusted EBITDA
(1)
Bridge
Adjusted EBITDA decrease reflects Indiana Harbor adjustments, Black Lung Liability charge, and higher Coal Mining costs, offset by  lower corporate expenses and preferred dividend accrual in International segment
($ in millions)
6
Fourth Quarter 2011 Earnings Conference Call
Q3 2011
Adjusted
EBITDA
Indiana Harbor
Adjustments
Black Lung
Liability Charge
Coal Mining (2)(4) Jewell Coke (2) Other Domestic
Coke (3)
Corporate and
Other(4)
International
(Preferred
Dividend Accrual)
Q4 2011
Adjusted
EBITDA
(1) For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.
(2) Jewell Coke includes approximately $0.4 million in unfavorable coal transfer impact, Coal Mining includes offsetting $0.4 million favorable coal transfer impact.
(3) Other Domestic Coke includes Middletown decreasing results by approximately $0.4 million.
(4) Excludes Black Lung Liability charge and Corporate and Other includes Middletown losses.

$227.3
$140.5
$31.0
($34.7)
($23.9)
($28.5)
($12.2)
($7.3)
($11.2)
Full Year 2010 to 2011
Adjusted EBITDA
(1)
Bridge
Adjusted EBITDA decrease reflects impact of ArcelorMittal settlement and higher corporate costs, offset by improved Coal Mining results
($ in millions)
Fourth Quarter 2011 Earnings Conference Call
7
2010
Adjusted
EBITDA
Net ArcelorMittal
Settlement Impact
Corporate/Other
(Relocation/
Standalone Costs)
(2)(4)
Jewell Coke (3)
(ex-settlement)
Indiana Harbor
Adjustments
Other Domestic
Coke
(ex-settlement)(4)
Other
(Black Lung/
Middletown/
International)
Coal Mining (2)(3)
2011
Adjusted
EBITDA
(1)    For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.
(2)
Excludes Black Lung Liability charge
(3)
Jewell Coke includes approximately $16.0 million in unfavorable coal transfer impact, Coal Mining includes offsetting $16.0 million favorable coal transfer impact.
(4)
Excludes Middletown losses

SunCoke Energy

68
168
165
168
179
172
286
266
276
293
289
282
256
301
314
309
179
174
177
179
176
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11
Jewell
Indiana Harbor
Haverhill
Granite City
Middletown

Domestic Coke Financial Summary
(Jewell Coke & Other Domestic Coke)
Domestic Coke Production
Domestic Coke Pro Forma Adjusted EBITDA (1) , Pro Forma for
ArcelorMittal Settlement and Coal Transfer Price
(Tons in thousands) ($ in millions, except per ton amounts)
Other
Domestic
Coke:
736
Other
Domestic
Coke:
745
Other
Domestic
Coke:
786
915 922
965
(1) For a definition of Pro Forma Adjusted EBITDA and Pro Forma Adjusted EBITDA/Ton and a reconciliation of Pro Forma Adjusted EBITDA to operating income, please see the appendix.
(2) Other Domestic Coke results for Q4 ‘11 excludes Middletown loss of approximately $0.4 million.
(3) Includes Indiana Harbor contract billing resolution of $6.0 million and inventory adjustment of $6.2 million, of which $3.1 million is attributable to Q3 ’11.
Fourth Quarter 2011 Earnings Conference Call
Other
Domestic
Coke:
687
861
$48
$36
$19
• Q4 ‘11 increase over Q4 ‘10 reflects Middletown startup
and improvement at Indiana Harbor
• Q4 ‘11 performance impacted by Indiana Harbor
accounting adjustments
1,014
Other
Domestic
Coke:
838
$42
$32
8
(2)
(3)
$11  $11  $11
$14
$11
$31
$8
$25
$34
$21
$46/ton
$22/ton
$39/ton
$50/ton
$34/ton
$ 0
$ 20
$ 40
$ 60
$ 80
$ 100
$ 120
$ 140
($5)
$5
$15
$25
$35
$45
$55
$65
$75
Q4 '10 Q1 '11 Q2 '11 Q3 '11
Q4 '11
Jewell Coke Segment
Other Domestic Coke Segment
Pro Forma Adjusted EBITDA/ton

Coal Mining Financial Summary
Coal Sales, Production and Purchases
Cost/Ton
(Tons in thousands)
Coal Mining Coal Cash Cost (1)
($ per ton)
(1) Mining and preparation costs, excluding depreciation, depletion and amortization, divided by coal production volume. Q4 ‘11 excludes $300K reduction in fair value of HKCC contingent consideration liability, $1.8M of OPEB expense allocation and $3.4M Black
Lung Liability charge.
Fourth Quarter 2011 Earnings Conference Call
• Q4 2011 Coal operations delivered
highest production levels of year on
increases at Jewell and HKCC
• Coal Cash Costs continued to
increase QoQ despite higher
production
• Additional staffing in Q4 2011
at Jewell
• Contract mining incentives
• Jewell Q4 2011 also impacted
by royalty true-up and
employee retention costs
• Full Year Jewell Coal Cash Costs
remained high at $138/ton
66
323
308
256
269
337
272
HKCC production
49
HKCC third-party sales
26
84
48
68
53
76
310
273
9
(1)
321
386
334  340
371
363
259
335
340  349
57
51
24
22
20
Q4 '10 Q1 '11 Q2 '11 Q4 '11
Coal sales Coal production Coal purchases
$123
$116
$126
$132
$138
$123  $123
$137
$138
$152
Q4 '10 Q1 '11 Q2 '11 Q3 '11 Q4 '11
Jewell Coal Cash Cost
Q3 '11

SunCoke Energy

$152
$162
$155
$159
$126
$114
$126
$132
$138
$101
$32/ton
$34/ton
$25/ton
$20/ton
$12
$11
$9
$5
$2
($7)
($22)/ton
Q4 '10
Q1 '11
Q2 '11
Q3 '11
Q4 '11 (3)

Coal Mining Financial Summary
Coal Mining Pro Forma Adjusted EBITDA (1)  and Avg. Sales
Price/Ton (2) Pro Forma for Coal Transfer Price Impact
($ in millions, except per ton amounts)
Pro Forma Adjusted  EBITDA
Pro Forma Adjusted EBITDA / ton
Fourth Quarter 2011 Earnings Conference Call
•
Q4 2011 Pro Forma Adjusted EBITDA
declined QoQ due to higher Coal Cash
Costs offset partially by higher average
sales pricing
•
Q4 2011 Pro Forma Adjusted EBITDA
improved by $9 million YoY on higher
coal prices and HKCC acquisition
•
$5.2 million of costs from Black
Lung Liability charge and OPEB
expense allocation
•
2012 Mid-Vol. coal volumes 88%
committed at approximately
$177 per ton
•
Expect Full Year 2012 Coal Cash Costs
to be approximately $125-$130 per ton
combined (Jewell/HKCC/Revelation)
and $135 per ton for Jewell
Pro Forma Sales Price (2) Coal Cash Cost per Ton
(3) Q4 ‘11 Pro Forma Adjusted EBITDA inclusive of Black Lung Liability charge of  $3.4 million and OPEB expense allocation of $1.8 million.
10
(1)
For a definition of Pro Forma Adjusted EBITDA and a reconciliation of ProForma Adjusted
EBITDA to operating income, please see the appendix.
(2)
Average Sales Price is the weighted average sales price for all coal sales volumes, includes sales to affiliates and sales to Jewell Coke established via a transfer pricing agreement. The transfer price per ton to Jewell Coke was $103.86, $133.57, $156.12, $163.53, and $162.05
for Q4 ‘10, Q1 ‘11, Q2 ’11, Q3 ‘11, and Q4 ‘11 respectively. Pro Forma Sales Price is the
Average Sales Price adjusted to set the internal transfer price on Jewell Coke coal purchase volumes equal to the Jewell Coke coal component contract price. The per ton coal cost component included in the Jewell Coke contract was approximately $100, $165, $165, $165 and $165 for Q4 ‘10,  Q1 ‘11, Q2 ’11, Q3 ’11 and Q4 ‘11, respectively.

Fourth Quarter 2011 Earnings Conference Call
Pretax Return on Invested Capital
11
1) For a definition of Pretax ROIC, please see the definitions page in the appendix.
2) Pretax ROIC is calculated as Pro Forma Adjusted Pretax Operating Income divided by average invested capital (stockholders’ equity plus total debt net of cash and cash equivalents); for a reconciliation of Adjusted Pretax Operating Income to Pro Forma Adjusted EBITDA, please see appendix.
3) IncludesIndiana Harbor contract billing resolution of $6.0 million and inventory adjustment of $6.2 million, of which $3.1 million is attributable to Q3 ’11.
16%
Pretax ROIC, ex-Middletown
(1)(2)
2009 2010 Q1 2011 Q2 2011 Q3 2011 Q4 2011 2011
Total Domestic Coke (Includes Jewell Coke and Other Domestic Coke) 10% 17% 2% 15% 24% 21% 15%
International Coke 59% 35% 9% 8% 19% 114% 35%
Coal Mining 140% 32% 46% 28% 20% -4% 22%
Total SunCoke (Including Corp./Other) 19% 17% 4% 11% 16% 14% 11%
2%
15%
24%
21%
10%
17%
15%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
2009 2010
Q1 2011 Q2 2011 Q3 2011 Q4 2011
2011
Pretax ROIC
(1)(2)
:
Domestic Coke, ex- Middletown
(3)
(3)
14%

$14.1
$44.2
$14.9
$7.2
$4.4
$3.6
2010 Standalone Costs Relocation
Costs
Business Development/
Black Lung/
Legal/Other
Middletown 2011 2012E
Full Year 2011 Corporate (Adjusted EBITDA)
Fourth Quarter 2011 Earnings Conference Call
2011 corporate costs primarily reflect costs associated with becoming a standalone company and relocation costs; 2012 corporate costs expected to be between $30 - $35 million
($ in millions)
$30 - $35
12

Liquidity Update
Fourth Quarter 2011 Earnings Conference Call
• Began decrease of 2011 working
capital build in Q4 2011
• Targeting lower coal
inventories and sale of
cover coke
• Borrowed incremental $30 million
from existing term loan facility,
due in 2018
• Provides additional flexibility
to finance ongoing and
expansion projects
• Expect 2012 free cash flow of
$50+ million, weighted to the
second half of 2012
• Intend to build liquidity in near
term to support potential future
growth projects
(1) Free Cash Flow represents cash from operations less cash from investing less payments to minority interest. For a definition of Free Cash Flow and a reconciliation of Free Cash Flow, please see the appendix.
(2) For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.
13
Summary Cash Flow
($ in millions, except where indicated)
Net Income $8 $59 $146
Loss on firm purchase commitment (0) 18 -
Depreciation, depletion, and amortization 16 58 48
Deferred income tax expense 9 24 15
Payments (in excess of) less than expense for retirement plans 6 6 (6)
Changes in working capital pertaining to operating activities 4 (61) 91
Other 0 (3) 2
Net cash provided by operations $42 $101 $297
Capital Expenditures
Ongoing ($28) ($59) ($46)
Expansion (25) (179) (170)
Proceeds from sale of assets - - 2
Acquisition of business, net of cash received (0) (38) -
Net cash used in investing activities ($54) ($276) ($214)
Proceeds from issuance of long-term debt/costs/repayments $28 $707 $0
Contribution from parent - - $1
Purchase of noncontrolling interest in Indiana Harbor facility - (34) -
Distributions to noncontrolling interests in cokemaking operations (0) (2) (21)
Increase (decrease) in advances/payable to/from affiliate - (408) (25)
Repayment of notes payable assumed in acquisition - (2) -
Net cash provided by (used in) financing activities $28 $262 ($45)
Net increase in cash $16 $87 $36
Cash balance at beginning of period $111 $40 $3
Cash balance at end of period $128 $128 $40
Free Cash Flow
(1)
($12) ($177) $62
Liquidity and leverage ratios as of December 31, 2011
Undrawn revolver $150
Total liquidity $278
Total Debt $726
Total Debt / Adj. EBITDA
(2)
4.8x
Net Debt $598
Net Debt / Adj. EBITDA
(2)
3.9x
For the
Three
Months
Ended
December
31, 2011
For the
Twelve
Months
Ended
December
31, 2011
For the
Twelve
Months
Ended
December
31, 2010

Tax Overview
Fourth Quarter 2011 Earnings Conference Call
14
• SunCoke entered tax sharing
agreement with Sunoco
(SUN) as part of separation
• Provides SUN with right to
use SunCoke NOLs while
consolidated for periods
prior to January 17, 2012
(distribution date)
• Provides SUN with right to
elect Middletown bonus
depreciation rate
• Limits ability of SunCoke to
restructure business and
repurchase shares within 2
years of Distribution
• SunCoke indemnifies SUN
against tax-related liabilities
related to separation
• Additional Q4 2011 reduction of deferred
tax assets and equity of ~ $100M
• SunCoke retains future NOLs/tax credits
• Tax credits primary driver of lower
effective rate (20-24% for 2012);
migrating toward higher statutory rate as
credit eligibility exhausted
• SunCoke 2011 NOL from Middletown
bonus depreciation likely used by SUN
• Expect cash tax rate of 10% to 15% in
2012
• Limited ability to restructure coal mining
business
• Potential for limited coke business
restructuring
• Limited ability for share repurchases
Tax Sharing Agreement
Balance
Sheet/
Effective Tax
Rate Impacts
Cash Tax Rate
Impacts
Restructuring
Restrictions
within 2 Years
of
Distribution

2012 Priorities
Fourth Quarter 2011 Earnings Conference Call
•
Execute the ramp up of Middletown; expect to reach full production levels in Q2 2012
•
Achieve targeted coke production volumes of 4.0 to 4.2 million tons
•
Continue permitting work for potential new U.S. plant in anticipation of a market recovery
•
Implement India entry strategy by completing due diligence and negotiating definitive agreements
•
Drive improved productivity at existing mines; mining a projected
1.8 million tons and positioning segment for future expansion
15

2012 Outlook Summary
Metric Expected 2012 Outlook
Adjusted EBITDA
(1)
$250 million – $280 million
Capital Expenditures
& Investments
Approximately $150 million
Free Cash Flow
(2)
$50 million +
Cash Tax Rate 10% – 15%
Effective Tax Rate 20% – 24%
Corporate Costs $30 million - $35 million
Coke Production 4.0 - 4.2 million tons
Coal Production Approximately 1.8 million tons
EPS (at 22% tax rate) $1.30 - $1.65
(1) For a definition of Adjusted EBITDA, please see the appendix
(2) For a definition of Free Cash Flow, please see the appendix
Fourth Quarter 2011 Earnings Conference Call
16

Strategy for Shareholder Value Creation
Fourth Quarter 2011 Earnings Conference Call
17
Operational Excellence
• Rigorous execution in
existing operations
• Maintain focus on
safety and environment
• Deliver returns through
strong, consistent coke
earnings and optimize
coal operations
Grow The Coke Business
• Domestic
• Secure permits for
next potential facility
• Capitalize on aging
domestic capacity,
demand growth and
import displacement
• International
• Execute India entry
and pursue follow-on
growth
• Continue evaluating
China for potential
entry
Potential Structuring
Alternatives
• Coke MLP
• Domestic assets well
suited and expected to
qualify
• Will evaluate in 2012
• Coal
• Aggressively manage
the business
• Optimize value in near
term and enhance
strategic flexibility

Questions Fourth Quarter 2011 Earnings Conference Call 18

Appendix Fourth Quarter 2011 Earnings Conference Call 19

SunCoke Energy

- **Adjusted EBITDA** represents earnings before interest, taxes, depreciation, depletion and amortization ("EBITDA") adjusted for sales discounts and the deduction of income attributable to non-controlling interests in our Indiana Harbor cokemaking operations. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with our customers of a portion of nonconventional fuels tax credits, which reduce our income tax expense. However, we believe that our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit which is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also reflects the deduction of income attributable to noncontrolling interest in our Indiana Harbor cokemaking operations. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under United States generally accepted accounting principles (GAAP) and may not be comparable to other similarly titled measures of other businesses. Management believes Adjusted EBITDA is an important measure of the operating performance of the Company's assets and is indicative of the Company's ability to generate cash from operations.

- **Pro Forma Adjusted EBITDA** represents Adjusted EBITDA adjusted for the ArcelorMittal settlement impact and coal transfer price impacts. The Jewell Coke and Coal Mining results have been adjusted to set the internal transfer price to equal the coal component contract price in Jewell Coke's coke sales price for coal sales volumes sold to Jewell Coke under the transfer pricing agreement. Management believes Pro Forma Adjusted EBITDA provides transparency into the underlying profitability of these respective segments for the periods presented.

- **Pro Forma Adjusted EBITDA/Ton** represents Pro Forma Adjusted EBITDA divided by tons sold.

- **Free Cash Flow** equals cash from operations less cash used in investing activities less cash distributions to non-controlling interests. Management believes Free Cash Flow information enhances an investor's understanding of a business' ability to generate cash. Free Cash Flow does not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under GAAP and may not be comparable to other similarly titled measures of other businesses.

- **Pretax Return on Invested Capital (ROIC)** is defined as Pro Forma Adjusted EBITDA less depreciation expense plus net income attributable to non-controlling interests divided by average invested capital (stockholders' equity plus total debt net of cash and cash equivalents). We use Pretax ROIC as one measure of how effectively we deploy capital and make multi-year investment decisions. It is also used as a long-term performance measure under certain of our incentive compensation plans. Pretax ROIC is not a measure of financial performance under generally accepted accounting principles, and may not be comparable to other similarly titled measures used by other companies. Pretax ROIC should not be considered in isolation or as an alternative to net earnings as an indicator of performance. We define segment level Pretax ROIC as Pro Forma Adjusted EBITDA less depreciation expense plus net income attributable to non-controlling interests divided by average allocated invested capital. Average allocated invested capital for each respective segment is calculated pro-rata based on the segment level identifiable assets for the period as disclosed in our public filings.

Definitions Fourth Quarter 2011 Earnings Conference Call 20

21
       2012E
       Low
       2012E
       High
Net Income $98 $122
Depreciation, Depletion and Amortization 74 72
Total financing costs, net 48 46
Income tax expense 25 37
EBITDA
$245 $277
Sales discounts 11 10
Noncontrolling interests (6) (7)
Adjusted EBITDA $250 $280
Estimated EBITDA Reconciliation, $MM
2012E Net Income to Adjusted EBITDA Reconciliation
Fourth Quarter 2011 Earnings Conference Call

SunCoke Energy

	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other	Total
Net Income						$58.9
Add: Depreciation, depletion and amortization						58.4
Subtract: Interest Income (Primarily from Affiliates)						(12.9)
Add: Interest cost – Affiliate						3.5
Subtract: Capitalized interest						(9.8)
Add: Interest expense						20.6
Add (Subtract): Income tax expense						7.2
EBITDA	$57.6	$74.8	$13.7	$24.0	($44.2)	$125.8
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits	–	12.9	–	–	–	12.9
Add (Subtract): Net (income) loss attributable to noncontrolling interests	–	1.7	–	–	–	1.7
Adjusted EBITDA	$57.6	$89.4	$13.7	$24.0	($44.2)	$140.5
Add (Subtract): Pro Forma coal transfer price impact	(11.5)	–	–	11.5	–	–
Pro Forma Adjusted EBITDA coal transfer price impacts	$46.1	$89.4	$13.7	$35.4	($44.2)	$140.5
Sales Volumes (thousands of tons)	702	3,068	1,442	1,454	–	
Pro Forma Adjusted EBITDA per Ton	$66	$29	$10	$24		
Domestic Coke Weighted Average = $36						
Operating Income (Loss)	$52.7	$36.1	$13.5	$11.1	($45.9)	$67.5
Add: Depreciation Expense	$4.9	$38.7	$0.2	$12.9	$1.7	$58.4
EBITDA	$57.6	$74.8	$13.7	$24.0	($44.2)	$125.9

	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other	Total
Pro Forma Adjusted EBITDA	$46.1	$89.4	$13.7	$35.4	($44.2)	$140.5
Subtract: Depreciation Expense	(4.9)	(38.7)	(0.2)	(12.9)	(1.7)	(58.4)
Add (Subtract): Net (Income) Loss attributable to noncontrolling interest	–	(1.7)	–	–	–	(1.7)
Adjusted Pre-Tax Operating Income	$41.3	$49.0	$13.5	$22.5	($45.9)	$80.4
Domestic Coke Weighted Average ROIC = 13%						
Average Allocated Invested Capital (ending of last five quarters)	$53.1	$626.5	$37.7	$100.4	NMF	$817.8
Pretax ROIC	78%	8%	36%	22%	NMF	10%

22 EBITDA and Pretax ROIC Reconciliation, $MM Fourth Quarter 2011 Earnings Conference Call For The Year Ended 2011

SunCoke Energy

	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other	Total
Net Income						$7.5
Add: Depreciation, depletion and amortization						16.0
Subtract: Interest Income						(0.1)
Add: Interest cost - affiliates						-
Subtract: Capitalized interest						(4.5)
Add: Interest expense						11.7
Add: Income tax expense						(2.9)
EBITDA	$11.4	$17.6	$10.2	$1.7	($13.2)	$27.7
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits	-	3.2	-	-	-	3.2
Add (Subtract): net (income) loss attributable to noncontrolling interests	-	0.5	-	-	-	0.5
Adjusted EBITDA	$11.4	$21.3	$10.2	$1.7	($13.2)	$31.4
Add (Subtract): coal transfer price impact	(0.8)			0.8		-
Pro Forma Adjusted EBITDA without coal tranfer price impact	$10.6	$21.3	$10.2	$2.5	($13.2)	$31.4
Sales Volumes (thousands of tons)	166	837	295	363		
Pro Forma Adjusted EBITDA per Ton	$64	$25	$34	$7		
Operating Income (Loss)	$10.2	$7.0	$10.1	($2.0)	($13.6)	$11.7
Depreciation Expense	1.2	10.6	0.1	3.7	0.4	16.0
EBITDA	$11.4	$17.6	$10.2	$1.7	($13.2)	$27.7

Domestic Coke Weighted Average = $32

	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other	Total
Pro Forma Adjusted EBITDA	$10.6	$21.3	$10.2	$2.5	($13.2)	$31.4
Subtract: Depreciation Expense	($1.2)	($10.6)	($0.1)	($3.7)	($0.4)	($16.0)
Add (Subtract): Net (income) loss attributable to noncontrolling interests	$0.0	($0.5)	$0.0	$0.0	$0.0	($0.5)
Adjusted Pre-Tax Operating Income	$9.4	$10.2	$10.1	($1.2)	($13.6)	$14.9
Average Allocated Invested Capital (ending balance last two quaterer)	$47.4	$590.8	$34.3	$107.4	NMF	$779.9
Annualized Quarterly Pretax ROIC	79%	7%	118%	-4%	NMF	8%

Domestic Coke Weighted Average ROIC = 12%

23 EBITDA and Pretax ROIC Reconciliation, $MM Fourth Quarter 2011 Earnings Conference Call For The Three Months Ended December 31, 2011

SunCoke Energy

	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other	Total
Net Income						$21.7
Add: Depreciation, depletion and amortization						14.8
Subtract: Interest Income						(1.3)
Add: Interest cost - affiliates						0.3
Subtract: Capitalized interest						(4.6)
Add: Interest expense						8.9
Add: Income tax expense						5.1
EBITDA	$14.3	$34.3	$1.7	$8.8	($14.3)	$44.8
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits		3.3				3.3
Add (Subtract): net (income) loss attributable to noncontrolling interests		(3.4)				(3.4)
Adjusted EBITDA	$14.3	$34.3	$1.7	$8.8	($14.3)	$44.8
Add (Subtract): coal transfer price impact	(0.4)			0.4		-
Pro Forma Adjusted EBITDA without coal tranfer price impact	$13.9	$34.3	$1.7	$9.2	($14.3)	$44.8
Sales Volumes (thousands of tons)	191	777	373	371		
Pro Forma Adjusted EBITDA per Ton	$73	$44	$5	$25		
Operating Income (Loss)	$13.1	$24.5	$1.7	$5.5	($14.6)	$30.1
Depreciation Expense	1.2	9.8	0.1	3.3	0.3	14.8
EBITDA	$14.3	$34.3	$1.7	$8.8	($14.3)	$44.8

Domestic Coke Weighted Average = $50

	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other	Total
Pro Forma Adjusted EBITDA	$13.9	$34.3	$1.7	$9.2	($14.3)	$44.8
Subtract: Depreciation Expense	(1.2)	(9.8)	(0.1)	(3.3)	(0.3)	(14.8)
Add (Subtract): Net (Income) loss attributable to noncontrolling interests	–	3.4	–	–	–	3.4
Adjusted Pre-Tax Operating Income	$12.7	$27.8	$1.7	$5.9	($14.6)	$33.4
Average Allocated Invested Capital (ending balance last two quaterer)	$53.5	$636.2	$34.8	$115.1	NMF	$839.6
Annualized Quarterly Pretax ROIC	95%	17%	19%	20%	NMF	16%

Domestic Coke Weighted Average ROIC = 24%

EBITDA and Pretax ROIC Reconciliation, $MM For The Three Months Ended September 30, 2011 Fourth Quarter 2011 Earnings Conference Call 24

SunCoke Energy

	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other	Total
Net Income						$24.0
Add: depreciation, depletion and amortization						14.6
Subtract: interest income (primarily from affiliates)						(5.8)
Add: interest cost - affiliate						1.7
Subtract: capitalized interest						(0.4)
Add (Subtract): income tax expense (benefit)						$1.9
EBITDA	$12.9	$23.7	$0.8	$9.1	($10.5)	$36.0
Add: sales discounts provided to customers due to sharing of nonconventional fuels tax credits		3.2				3.2
Add (Subtract): net (income) loss attributable to noncontrolling interests		(1.6)				(1.6)
Adjusted EBITDA	$12.9	$25.3	$0.8	$9.1	($10.5)	$37.6
Add (Subtract): coal transfer price impact	(2.3)			2.3		-
Pro Forma Adjusted EBITDA without coal transfer impact	$10.6	$25.3	$0.8	$11.5	($10.5)	$37.6
Sales Volumes (thousands of tons)	170	757	412	334		
Pro Forma Adjusted EBITDA per Ton	$62	$33	$2	$34		
Domestic Coke Weighted Average = $39						
Operating Income (Loss)	$11.6	$14.1	$0.8	$6.0	($10.9)	$21.4
Depreciation Expense	1.3	9.6	0.1	3.2	0.4	14.6
EBITDA	$12.9	$23.7	$0.8	$9.1	($10.5)	$36.0

	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other	Total
Pro Forma Adjusted EBITDA	$10.6	$25.3	$0.8	$11.5	($10.5)	$37.6
Subtract: Depreciation Expense	(1.3)	(9.6)	(0.1)	(3.2)	(0.4)	(14.6)
Add (Subtract): Net (Income) loss attributable to noncontrolling interests	–	1.6	–	–	–	1.6
Adjusted Pre-Tax Operating Income	$9.2	$17.2	$0.8	$8.3	($10.9)	$24.6
Domestic Coke Weighted Average ROIC = 15%						
Average Allocated Invested Capital (ending balance last two quaterer)	$57.9	$648.2	$39.7	$117.7	NMF	$863.4
Annualized Quarterly Pretax ROIC	64%	11%	8%	28%	NMF	11%

EBITDA and Pretax ROIC Reconciliation, $MM For The Three Months Ended June 30, 2011 Fourth Quarter 2011 Earnings Conference Call 25

SunCoke Energy

	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other	Total
Net Income						$5.7
Add: depreciation, depletion and amortization						13.0
Subtract: interest income (primarily from affiliates)						(5.7)
Add: interest cost - affiliate						1.5
Subtract: capitalized interest						(0.3)
Add (Subtract): income tax expense (benefit)						3.1
EBITDA	$19.1	($0.9)	$1.0	$4.3	($6.2)	$17.3
Add: sales discounts provided to customers due to sharing of nonconventional fuels tax credits		3.1				3.1
Add (Subtract): net (income) loss attributable to noncontrolling interests		6.2				6.2
Adjusted EBITDA	$19.1	$8.4	$1.0	$4.3	($6.2)	$26.6
Add (Subtract): coal transfer price impact	(8.0)			8.0		-
Pro Forma Adjusted EBITDA without coal transfer price impact	$11.1	$8.4	$1.0	$12.3	($6.2)	$26.6
Sales Volumes (thousands of tons)	175	697	362	386		
Pro Forma Adjusted EBITDA per Ton	$63	$12	$3	$32		
Operating Income (Loss)	$18.0	($9.5)	$0.9	$1.6	($6.7)	$4.3
Depreciation Expense	1.1	8.6	0.1	2.7	0.5	13.0
EBITDA	$19.1	($0.9)	$1.0	$4.3	($6.2)	$17.3

Domestic Coke Weighted Average = $22

	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other	Total
Pro Forma Adjusted EBITDA	$11.1	$8.4	$1.0	$12.3	($6.2)	$26.6
Subtract: Depreciation Expense	(1.1)	(8.6)	(0.1)	(2.7)	(0.5)	(13.0)
Add (Subtract): Net (Income) loss attributable to noncontrolling interests	–	(6.2)	–	–	–	(6.2)
Adjusted Pre-Tax Operating Income	$10.0	($6.3)	$0.9	$9.6	($6.7)	$7.4
Average Allocated Invested Capital (ending balance last two quaterer)	$56.0	$645.7	$41.4	$83.8	NMF	$826.9
Annualized Quarterly Pretax ROIC	71%	-4%	9%	46%	NMF	4%

Domestic Coke Weighted Average ROIC = 2%

EBITDA and Pretax ROIC Reconciliation, $MM For The Three Months Ended March 31, 2011 Fourth Quarter 2011 Earnings Conference Call 26

SunCoke Energy

	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other	Total
Net Income						$146.3
Add: Depreciation, depletion and amortization						$48.2
Subtract: Interest Income (Primarily from Affiliates)						($23.7)
Add: Interest cost – Affiliate						$5.4
Subtract: Capitalized interest						($0.7)
Add (Subtract): Income tax expense						$46.9
EBITDA	$151.5	$73.6	$15.0	($3.6)	($14.1)	$222.4
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits	–	12.0	–	–	–	12.0
Add (Subtract): Net (income) loss attributable to noncontrolling interests	–	(7.1)	–	–	–	(7.1)
Adjusted EBITDA	$151.5	$78.5	$15.0	($3.6)	($14.1)	$227.3
Add (Subtract): Pro Forma impact of ArcelorMittal settlement	(69.0)	18.0	–	–	–	(51.0)
Add: Legal and Settlement charges related to ArcelorMittal Settlement and Indiana Harbor Arbitration	3.6	12.7	–	–	–	16.3
Add (Subtract): Pro Forma coal transfer price impact	(27.6)	–	–	27.6	–	–
Pro Forma Adjusted EBITDA without ArcelorMittal settlement and coal transfer price impacts	$58.5	$109.2	$15.0	$24.0	($14.1)	$192.6
Sales Volumes (thousands of tons)	721	2,917	–	1,277	–	
Pro Forma Adjusted EBITDA per Ton	$81	$37		$19		
Operating Income (Loss)	$147.1	$38.6	$14.9	($11.3)	($15.1)	$174.2
Add: Depreciation Expense	4.4	35.0	0.1	7.7	1.0	48.2
EBITDA	$151.5	$73.6	$15.0	($3.6)	($14.1)	$222.4

Domestic Coke Weighted Average = $46

	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other	Total
Pro Forma Adjusted EBITDA	$58.5	$109.2	$15.0	$24.0	($14.1)	$192.6
Subtract: Depreciation Expense	(4.4)	(35.0)	(0.1)	(7.7)	(1.0)	(48.2)
Add (Subtract): Net (income) loss attributable to noncontrolling interests	–	7.1	–	–	–	7.1
Adjusted Pre-Tax Operating Income	$54.1	$81.2	$14.9	$16.3	($15.1)	$151.5
Average Allocated Invested Capital (end of last two fiscal years)	$58.5	$691.6	$42.5	$51.4	NMF	$844.0
Pretax ROIC	92%	12%	35%	32%	NMF	18%

Domestic Coke Weighted Average ROIC = 17%

EBITDA and Pretax ROIC Reconciliation, $MM For The Year Ended 2010 Fourth Quarter 2011 Earnings Conference Call 27

SunCoke Energy

	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other	Total
Net Income						$15.1
Add: Depreciation, depletion and amortization						12.3
Subtract: Interest Income						(5.7)
Add: Interest cost - affiliates						1.0
Subtract: Capitalized interest						(0.3)
Add: Interest expense						-
Add: Income tax expense						5.7
EBITDA	$19.6	$6.6	$13.8	($7.8)	($4.1)	$28.1
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits		3.2				3.2
Add (Subtract): net (income) loss attributable to noncontrolling interests		3.4				3.4
Adjusted EBITDA	19.6	13.2	13.8	(7.8)	(4.1)	34.7
Add (Subtract): pro forma impact of ArcelorMittal settlement	(11.0)	4.9				(6.1)
Add: Legal and Settlement charges related to ArcelorMittal Settlement and Indiana Harbor Arbitration	3.6	12.7				16.3
Add (Subtract): coal transfer price impact	(1.0)			1.0		-
Pro Forma Adjusted EBITDA without ArcelorMittal settlement and coal tranfer price impact	$11.2	$30.8	$13.8	($6.8)	($4.1)	$44.9
Sales Volumes (thousands of tons)	162	750		321		
Pro Forma Adjusted EBITDA per Ton	$69	$41		($21)		
Domestic Coke Weighted Average = $46						
Operating Income (Loss)	$18.5	($2.1)	$13.8	($9.8)	($4.6)	$15.8
Depreciation Expense	1.1	8.7	-	2.0	0.5	12.3
EBITDA	$19.6	$6.6	$13.8	($7.8)	($4.1)	$28.1

	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other	Total
Pro Forma Adjusted EBITDA	$11.2	$30.8	$13.8	($6.8)	($4.1)	$44.9
Subtract: Depreciation Expense	1.1	8.7	–	2.0	0.5	12.3
Add (Subtract): Net (Income) loss attributable to noncontrolling interests	–	3.4	–	–	–	(3.0)
Adjusted Pretax Operating Income	$12.3	$42.9	$13.8	($4.8)	($3.6)	$54.2

EBITDA and Pretax ROIC Reconciliation, $MM For The Three Months Ended December 31, 2010 Fourth Quarter 2011 Earnings Conference Call 28

SunCoke Energy

	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other	Total
Net Income						$211.2
Add: Depreciation, depletion and amortization						$32.3
Subtract: Interest income (Primarily from Affiliates)						($24.5)
Add: Interest cost – Affiliate						$5.7
Subtract: Capitalized interest						($1.5)
Add (Subtract): Income tax expense						$20.7
EBITDA	$182	$36	$23	$11	($9)	$244.0
Add: Sales discounts provided to customers due to sharing of nonconventional fuels tax credits	–	8	–	–	–	$7.8
Add (Subtract): Net (income) loss attributable to noncontrolling interests	–	(22)	–	–	–	($21.6)
Adjusted EBITDA	$182	$23	$23	$11	($9)	$230.2
Add (Subtract): Pro Forma impact of ArcelorMittal settlement	(84)	13	–	–	–	($71)
Add (Subtract): Pro Forma coal transfer price impact	(58)	–	–	58	–	–
Pro Forma Adjusted EBITDA without ArcelorMittal settlement and coal transfer price impacts	$41	$36	$23	$69	($9)	$159
Sales Volumes (thousands of tons)	694	2,119		1,214		
Pro Forma Adjusted EBITDA per Ton	$59	$17		$56		
Operating Income (Loss)	$178	$15	$23	$5	($9)	$212
Add: Depreciation Expense	5	22	0	6	0	$32
EBITDA	$182	$36	$23	$11	($9)	$244

Domestic Coke Weighted Average = $27

	Jewell Coke	Other Domestic Coke	International Coke	Coal Mining	Corporate and Other	Total
Pro Forma Adjusted EBITDA	$40.8	$35.6	$23.3	$68.6	($9.1)	$159.2
Subtract: Depreciation Expense	(4.5)	(21.5)	(0.1)	(5.8)	(0.4)	(32.3)
Add (Subtract): Net (income) loss attributable to noncontrolling interests	–	21.6	–	–	–	21.6
Adjusted Pre-Tax Operating Income	$36.3	$35.7	$23.2	$62.8	($9.5)	$148.4
Average Allocated Invested Capital (end of last two fiscal years)	$63.4	$633.5	$39.2	$44.8	NMF	$781.0
Pretax ROIC	57%	6%	59%	140%	NMF	19%

Domestic Coke Weighted Average ROIC = 10%

EBITDA and Pretax ROIC Reconciliation, $MM For The Year Ended 2009 Fourth Quarter 2011 Earnings Conference Call 29

SunCoke Energy

	For the Three Months Ended December 31, 2011	For the Nine Months Ended September 30, 2011	For the Twelve Months Ended December 31, 2011	For the Twelve Months Ended December 31, 2010
Net Cash Provided by Operating Activities	$ 42	$ 59	$ 101	$ 297
Cash Flows from Investing Activities:				
Capital Expenditures				
On-going Capital	(28)	(30)	(59)	(46)
Expansion Capital				
Coal Mining	(6)	(9)	(15)	-
Middletown	(19)	(145)	(165)	(170)
Total	$ (54)	$ (184)	$ (238)	$ (216)
Acquisition of business, net of cash received	-	(38)	(38)	-
Proceeds from the sales of assets	-	-	-	2
Net Cash Used in Investing Activities	$ (54)	$ (222)	$ (276)	$ (214)
Proceeds from issuance of long-term debt/costs/repayments	28	679	707	-
Contribution from parent				1
Purchase of noncontrolling interest in Indiana Harbor facility	-	(34)	(34)	-
Cash distributions to noncontrolling interests in cokemaking operations	-	(1)	(2)	(21)
Increase (decrease) in advances/payable to/from affiliate	-	(408)	(408)	(25)
Repayment of notes payable assumed in acquisition	-	(2)	(2)	-
Net cash used in financing activities	$ 28	$ 234	$ 262	$ (45)
Free Cash Flow	$ (12)	$ (165)	$ (177)	$ 62
Free Cash Flow excluding Expansion Capital	$ 13	$ (11)	$ 2	$ 232

Free Cash Flow Reconciliation, $MM Fourth Quarter 2011 Earnings Conference Call 30

Fourth Quarter 2011 Earnings Conference Call
Pretax Return on Invested Capital Reconciliation, $MM
For the period ended
Consolidated Sun Coke Energy 2011 Q4 2011 Q3 2011 Q2 2011 Q1 2011 2010 2009 2008
Adjusted Pretax Operating Income
(1)
$80.4 $14.9 $33.4 $24.6 $7.4 $151.5 $148.4 $111.7
Invested Capital Q4 2011 Q3 2011 Q2 2011 Q1 2011 2010 2009 2008
Long-term Debt (including current portion) $726.4 $697.8 $794.7 $715.7 $655.3 $145.3 $109.6
Total equity 559.9 604.5 457.3 433.4 429.3 815.6 636.9
Less: Cash and cash equivalents (127.5) (110.9) (30.5) (11.0) (40.1) (2.7) (23.0)
Less: Middletown Identifiable Assets (402.8)      (387.6) (346.1) (286.7) (242.2) (72.5) (47.1)
Invested Capital $756.0 $803.8 $875.4 $851.5 $802.4 $885.6 $676.4
Average Invested Capital $817.8 $779.9 $839.6 $863.4 $826.9 $844.0 $781.0
Q4 2011 Q3 2011 Q2 2011 Q1 2011 2010 2009 2008
Annualized Quarterly Pretax ROIC 7.6% 15.9% 11.4% 3.6%
Last Twelve Months' Pretax ROIC 9.8% 18.0% 19.0%
For the period ended
Long-term Debt (Prior to Separation / IPO) Q2 2011 Q1 2011 2010 2009 2008
Interest receivable from affiliate (3.6) (1.8) 0.0 0.0 0.0
Notes receivable from affiliate (289.0) (289.0) (289.0) (289.0) (289.0)
Advances from affiliate 1,087.3 1,006.5 944.3 434.3 398.6
Total Debt 794.7 715.7 655.3 145.3 109.6
(1) See Adjusted EBITDA and Pretax ROIC Reconciliation for respective periods
31

Fourth Quarter 2011 Earnings Conference Call
Pretax Return on Invested Capital Reconciliation, $MM
32
Period ended Jewell
Coke
Other
Domestic
Coke
International
Coke
Coal
Mining
Corporate
and Other  Total
Identifiable Assets for
Allocating Invested Capital
Q4 2011 $81.6 $991.8 $62.8 $182.1 $220.8 $1,539.0
Q3 2011 77.7 990.6 52.7 178.3 192.3 1,491.6
Q2 2011 85.1 954.4 53.6 173.5 67.2 1,333.9
Q1 2011 82.6 922.6 61.2 167.2 48.9 1,282.6
2010 80.9 962.6 59.7 76.7 7.3 1,187.3
2009 82.7 972.1 59.2 67.6 3.7 1,185.2
2008 93.1 772.6 49.0 56.0 6.1 976.8
Invested Capital Allocation Percentage
Q4 2011 6.2% 75.2% 4.8% 13.8% NMF 100.0%
Q3 2011 6.0% 76.2% 4.1% 13.7% NMF 100.0%
Q2 2011 6.7% 75.4% 4.2% 13.7% NMF 100.0%
Q1 2011 6.7% 74.8% 5.0% 13.6% NMF 100.0%
2010 6.9% 81.6% 5.1% 6.5% NMF 100.0%
2009 7.0% 82.3% 5.0% 5.7% NMF 100.0%
2008 9.6% 79.6% 5.0% 5.8% NMF 100.0%
Allocated Invested Capital
Q4 2011 $46.8 $568.8 $36.0 $104.4 - $756.0
Q3 2011 48.1 612.9 32.6 110.3 - 803.8
Q2 2011 58.8 659.6 37.0 119.9 - 875.4
Q1 2011 57.0 636.8 42.3 115.4 - 851.5
2010 55.0 654.6 40.6 52.1 - 802.4
2009 62.0 728.7 44.4 50.6 - 885.6
2008 64.9 538.3 34.1 39.0 - 676.4
Note: Excludes Middletown in all periods shown; at the end of Q4 2011, identifiable assets included in
Other Domestic Coke attributable to Middletown were $402.8m (prior to Q4 2011, Middletown was included in the Corporate and Other segment); see historical segment detail in public filings for additional detail

Media releases and SEC filings are available on our website at www.suncoke.com Contact Investor Relations for more information: 630-824-1907 Fourth Quarter 2011 Earnings Conference Call 33